Ticker Symbol By Class
I
Miller Convertible Plus Fund	-	-	MCPIX

Supplement dated May 10, 2024 to the Fund’s Prospectus, Summary Prospectus, and
Statement of Additional Information (“SAI”), each dated March 1, 2024

This Supplement provides new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus, Summary Prospectus and SAI.

The Board of Trustees of Miller Investment Trust (the “Trust”) has concluded, based upon the recommendation of Wellesley Asset Management Inc., that it is in the best interests of the Miller Convertible Plus Fund (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about June 10, 2024.

The Fund is closed to all new investments as of May 10, 2024. The Plan provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable. The Fund may pursue its stated investment objective until June 10, 2024, but may, at the discretion of the Adviser and in accordance with its Prospectus, liquidate its portfolio prior to June 10, 2024, and invest in cash equivalents such as money market funds until all shares have been redeemed. On or about the close of business on June 10, 2024, the Fund will distribute pro rata all its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled.

Prior to June 10, 2024, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. The Fund may make one or more distributions of income and/or net capital gains on or prior to June 10, 2024, in order to eliminate Fund-level taxes. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

You should read this Supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information each dated March 1, 2024 which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus, Summary Prospectus and Statement of Additional Information may be obtained by visiting www.MillerFamilyOfFunds.com. You should retain this Supplement for future reference.